UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 20, 2015

Commission File Number: 333-179079

Ample-Tee, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

27-4453740
(I.R.S. Employer Identification Number)

112 North Curry Street, Carson City, Nevada 89703-4934
 (Address of principal executive offices)

775.324.8214
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01 – CHANGES IN CONTROL OF REGISTRANT

Identity of the person who acquired control; date and description of transaction; and basis of control

On October 20, 2015, J. Edward Daniels acquired from Lawrence Chenard 84,100,000 shares of our $.001 par value common stock.  The consideration provided by Mr. Daniels to Mr. Chenard is $250,000 cash.  The acquisition by Mr. Daniels of those shares resulted in a change in control.

Percentage of Voting Securities of the Company

On October 20, 2015, the Company’s total issued and outstanding shares of common stock was 114,970,796.  Accordingly, Mr. Daniels, as the sole holder of 84,100,000 shares of the Company’s $.001 par value common stock, holds voting power equal to approximately 74% of the Company’s voting securities.

Consideration and source of funds used by Mr. Daniels

The consideration for those 84,100,000 shares of the Company’s $.001 par value common stock was $250,000 cash.  Mr. Daniels used his personal funds to pay that consideration.

Arrangements or understandings among members of both former and new control groups and their associates with respect to the election of directors or other matters.

There is no arrangement or understanding among members of both former and new control persons and their associates with respect to election of directors or any other matter.

 ITEM 5.02 – DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Election of Directors; Appointment of Certain Officers

On October 20, 2015, our Board of Directors appointed J. Edward Daniels as a member of our Board of Directors and our president.

Mr. Daniels is 65 years old.  Mr. Daniels obtained a Bachelor of Arts degree in Business Administration from Oakland University in Michigan in 1975.  For the last 5 years, Mr. Daniels has been a real estate investor and developer.  He is employed by Cal West Partners, which he owns.

Mr. Daniels has never been a director of a public company.  Moreover, Mr. Daniels has never been involved in any legal or regulatory proceedings during the last 10 years.

As Mr. Daniels possesses excellent experience in business matters, including related financial knowledge, our Board of Directors has determined it is in our best interest to appoint Mr. Daniels as a member of our Board of Directors and our President.

Departure of Directors; or Certain Officers

On October 20, 2015, Lawrence Chenard resigned as our President and member of our Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2015

AMPLE-TEE, INC., a Nevada corporation

By: /s/J. Edward Daniels
J. Edward Daniels, Director

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